State Street/Ramius Managed Futures Strategy Fund
Class A
(Ticker Symbol: RTSRX)
Class I
(Ticker Symbol: RTSIX)
A series of Investment Managers Series Trust (the “Trust”)

Supplement dated September 30, 2016, to the
Summary Prospectus dated May 4, 2016, and the
Prospectus and Statement of Additional Information dated May 1, 2016

Effective October 1, 2016, Aspect Capital Limited and Winton Capital Management Limited no longer serve as Trading Advisors of the State Street/Ramius Managed Futures Strategy Fund (the “Fund”). Accordingly, all references to Aspect Capital Limited and Winton Capital Management Limited in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information are removed in their entirety.

Please file this Supplement with your records.